SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                      -------------------------------------

         Date of report (Date of earliest event reported): May 25, 2005

                             USA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

  Pennsylvania                   33-70992                      23-2679963
------------------          ------------------            ---------------------
(State or other              (Commission File               (I.R.S. Employer
jurisdiction of                 Number)                    Identification No.)
incorporation or
organization)

                          100 Deerfield Lane, Suite 140
                           Malvern, Pennsylvania 19355
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 610-989-0340

                                       n/a
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
--------------------------------------------------------------------------------

Item 7.01 REGULATION FD DISCLOSURE

On May 25, 2005, the Company issued a letter to its security holders which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   None.

      (b)   None.

      (c)   Exhibits.

            99.1  Letter to USA security holders dated May 25, 2005

                                   SIGNATURES

      Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        USA TECHNOLOGIES, INC.

                                        By: /s/ George R. Jensen, Jr.
                                           -------------------------------------
                                           George R. Jensen, Jr.
                                           Chief Executive Officer

Dated: May 25, 2005

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
99.1           Letter to USA security holders dated May 25, 2005